EXHIBIT 10.44

           FORM OF MASTER AGREEMENT DATED
               NOVEMBER 11, 1998

                 MASTER AGREEMENT

     This Master Agreement (this "Agreement") is made and entered as of this 11th day of November, 1997 (the "Effective Date"), by and between Alta
Gold Co., a Nevada corporation (the "Company"), and ------------------- ("Holder") (collectively the Company and Holder are hereinafter referred to as the "Parties").

                  R E C I T A L S

     Whereas, on April 14, 1997, the Company
issued and sold to Holder a convertible debenture of the Company (the "Convertible Debenture") in the original principal amount of ------------
---------------------- (U.S.)), convertible into
shares of the Company's common stock, par value
$.001 per share ("Common Stock");

     Whereas, the Parties desire to enter into this Agreement for the purpose of establishing their respective rights and obligations in connection with the issuance by the Company of three (3) tranches of warrants (the "Warrants") to purchase Common Stock to Holder, and the amendment of the maturity date of the Convertible Debenture from April 14, 1999 to April 14, 2000; and

     Whereas, concurrently herewith, the Parties will enter into a First Amendment to Convertible
Debenture (the "First Amendment") (collectively the First Amendment and this Agreement are hereinafter referred to as the "Transaction
Documents"), to memorialize the mutual intent of the Parties;

     Now, Therefore, in consideration of the
foregoing recitals and of the mutual covenants, conditions, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby covenant and agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth, and the Parties further agree as follows:

I.     TERMS AND CONDITIONS

       A.     Issuance of Warrants

       1.     Terms.  Subject to the conditions
set forth in this Agreement, on the Issuance Dates
(defined below), the Company shall issue to Holder the Warrants at varying exercise prices per share
(the "Exercise Prices"). The Warrants shall be issued in three tranches (collectively, the "Tranches," and individually referred to as "Tranche One," "Tranche Two," and "Tranche Three") on: (a) November 15, 1997 (the "Tranche One
Issuance Date"); (b) March 31, 1998 (the "Tranche
Two Issuance Date"); and (c) September 30, 1998
(the "Tranche Three Issuance Date") (collectively the Tranche One Issuance Date, the Tranche Two
Issuance Date and the Tranche Three Issuance Date are hereinafter referred to as the "Issuance
Dates"). The Warrants shall be issued in substantially the form attached hereto as Exhibit
A.

     2.     Calculation of Warrants.  The number
of Warrants issued for Tranche One, Tranche Two and Tranche Three shall be determined on the Tranche One Issuance Date, the Tranche Two
Issuance Date, and the Tranche Three Issuance
Date, respectively. The number of shares of Common Stock issuable under the Warrants issued on the respective Issuance Dates shall be a specified percentage of the quotient resulting from the division of the Convertible Debenture principal outstanding on the respective Issuance Date by the closing price of the Common Stock on the same
Issuance Date (the "Conversion Quotient," or more specifically, the "Tranche One Conversion
Quotient," "Tranche Two Conversion Quotient," and
"Tranche Three Conversion Quotient" for each of the Tranches respectively). The number of shares of Common Stock issuable under the Warrants to be issued under each of the Tranches is as follows:
(i) five percent (5%) of the Tranche One
Conversion Quotient (the "Tranche One Warrants");
(ii) ten percent (10%) of the Tranche Two
Conversion Quotient (the "Tranche Two Warrants");
and (iii) fifteen percent (15%) of the Tranche
Three Conversion Quotient (the "Tranche Three
Warrants").

     3.     Exercise Price.  The respective
Exercise Price for each of the Tranches shall be one hundred twenty percent (120%) of the closing price of the Common Stock on the Nasdaq National
Market, as reported by The Wall Street Journal, on the corresponding Issuance Date.

     4.     Exercise Period.  The Warrants may be
exercised any time after the respective Issuance
Date, and (a) for Tranche One, within three (3) years of the Tranche One Issuance Date; (b) for
Tranche Two, within five (5) years of the Tranche
Two Issuance Date; and (c) for Tranche Three, within five (5) years of the Tranche Three
Issuance Date.

       B.     First Amendment to the Convertible
              Debenture

       1.     Terms.  The maturity date of the
Convertible Debenture shall be extended for a period of one (1) year from April 14, 1999 to April 14, 2000, and, contemporaneous with the execution of this Agreement, the Parties shall enter into the First Amendment in substantially the form attached hereto as Exhibit B.

II.  UNDERTAKINGS DURING TERM OF AGREEMENT

     A.  Good Faith and Cooperation

     The Parties severally warrant, represent and undertake in favor of the other the following:

     1.     Performance.  The Parties will duly
and timely perform all of their respective obligations under the Transaction Documents; and

     2.     Good Faith.  The Parties will deal at
all times with the other honestly and with the utmost good faith with respect to the Transaction
Documents.

     B.     Authority and Due Execution

     The Parties hereto severally warrant,
represent and undertake in favor of the other the following:

     1.     Enforceability.  Each Transaction
Document to which it is a party constitutes a valid and legally binding obligation to the Party enforceable in accordance with their respective rights subject to: (a) any statute of limitations; (b) any laws of bankruptcy, insolvency, liquidation, reorganization or other laws affecting creditor's rights generally; and
(c) any defenses of set-off or counterclaim.

     2.     Authorizations.  Each Party has
obtained or effected all material authorizations, approvals, consents, licenses, permits, exemptions, filings, registrations, or notifications which must be obtained before the entry into, or performance of its obligations under, each Transaction Document to which it is a party and all such permissions are in full force and effect and any conditions upon which the permissions were given have been, and will continue to be, complied with.

III.  NOTICES

      All notices, requests, and other
communications required or permitted to be given or delivered hereunder shall be in writing, and shall be either: (a) personally delivered; (b) sent by certified or registered mail; or (c) sent by a nationally recognized overnight mail courier, postage prepaid and addressed, to:

The Company:     Alta Gold Co.
                 601 Whitney Ranch Drive
                 Henderson, Nevada 89014
                 Attention:  Chief Executive
                             Officer
                 Facsimile:  702-433-1547

Copy to:         Michael J. Bonner, Esq.
                 Kummer Kaempfer Bonner & Renshaw
                 3800 Howard Hughes Parkway
                 7th Floor
                 Las Vegas, Nevada 89109
                 Facsimile:  702-796-7181

Holder:          To the address set forth on the
                 signature page hereto.

Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by registered or certified mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this
Article III, or, if mailed or with a recognized overnight mail courier upon deposit with the United States post office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

IV.  ADDITIONAL PROVISIONS

     A.     Amendment

     No amendment or other modification of this Agreement shall be deemed effective unless and until such amendment or modification is in an express writing and signed by the Parties.

     B.     Attorneys' Fees

     Each Party is responsible for its own legal fees and costs with respect to the preparation, delivery and execution of this Agreement. In the event that any action is filed in relation to this Agreement, the unsuccessful Party to such action shall pay to the successful Party, in addition to all other sums that either Party may be called upon to pay, the successful Party's reasonable attorneys' fees and costs incurred in connection with such action.

     C.     Binding Effect

     This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors, predecessors, parents, affiliates, subsidiaries, divisions, officers, directors, stockholders, employees, advisors, consultants, insurers, attorneys, heirs, executors, administrators and any persons claiming rights by, through or under them.

     D.     Counterparts

     This Agreement may be executed in two or more counterparts and shall be deemed to have become effective when and only when all Parties hereto have executed this Agreement, although it shall not be necessary that any single counterpart be signed by or on behalf of each of the Parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument.
This Agreement, once executed by a Party, may be delivered to the other Party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

     E.     Forum Selection and Choice of Law

     This Agreement shall be governed by and
construed and enforced in accordance with the internal laws of the State of Nevada without regard to the body of law controlling conflicts of law. The Parties hereby submit to the exclusive jurisdiction of the courts located in Las Vegas, Nevada, with respect to any dispute arising under this Agreement, any other agreements entered into in connection herewith and the transactions contemplated hereby or thereby.

     F.     Headings

     The subject headings of the Articles,
Sections and Subsections of this Agreement are included only for purposes of convenience of reference, and shall not affect the construction or interpretation of any of the provisions hereof.

     G.     Neutral Interpretation

     The provisions contained herein shall not be construed in favor of or against any Party because that Party or its counsel drafted this Agreement, but shall be construed as if all Parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the Parties and their respective attorneys.

     H.     Nonwaiver

     No provision of this Agreement or the right to receive reasonable performance of any act called for by the terms hereof shall be deemed waived by a waiver of the breach thereof as to any particular transaction or occurrence. Any purported waiver shall not be valid unless it is in writing and signed by the Party to be charged thereby, and then, only to the extent set forth in such writing.

     I.     Partial Invalidity

     If any term, condition, covenant, or
provision of this Agreement, or any application thereof, shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants, and conditions of this Agreement and applications thereof not held invalid, void or unenforceable shall continue in full force and effect, unless the essence of the Agreement is thereby destroyed, and shall in no way be affected, impaired or invalidated thereby, unless the essence of the Agreement is thereby destroyed.

     J.     Waiver of Restrictions on Releases
            Imposed by Law

     All rights under any law of any state or territory of the United States or any foreign country limiting or exempting any type of claim from being completely, totally, and fully released by this Agreement are expressly waived.

     In Witness Whereof, the Parties have executed this Agreement as of the Effective Date.

Alta Gold Co.,
     a Nevada corporation


----------------------------------
By:   Robert N. Pratt
Its:  Chief Executive Officer and
      Chairman of the Board

Holder

By:   ----------------------------

Its:  ----------------------------

                     EXHIBIT A

                      WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON THE
EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
ANY APPLICABLE STATE SECURITIES LAW.  THIS WARRANT
OR SUCH SHARES MAY NOT BE SOLD, DISTRIBUTED,
PLEDGED, OFFERED FOR SALE, ASSIGNED, TRANSFERRED,
OR OTHERWISE DISPOSED OF UNLESS:  (A) THERE IS AN
EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT
AND APPLICABLE STATE SECURITIES LAW COVERING ANY
SUCH TRANSACTION INVOLVING SAID SECURITIES; (B)
THE COMPANY (DEFINED BELOW) RECEIVES AN OPINION OF
LEGAL COUNSEL FOR THE HOLDER OF THIS WARRANT
STATING THAT SUCH TRANSACTION IS EXEMPT FROM
REGISTRATION AND SUCH OPINION IS IN FORM AND
SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY
AND FROM COUNSEL REASONABLY SATISFACTORY TO THE
COMPANY; OR (C) PURSUANT TO RULE 144 UNDER SUCH
ACT.

              WARRANT TO PURCHASE
             SHARES OF COMMON STOCK

                  ALTA GOLD CO.

     This is to certify that, for value received, ----------------------------, or its registered transferees or assigns (the "Holder"), is entitled, during a specified period of time as set forth in Section 3 herein (the "Exercise Period"), to purchase from Alta Gold Co., a Nevada corporation (the "Company"), ---------- fully paid and nonassessable shares of the Company's common stock, par value $0.001 per share (the "Common
Stock"), at an exercise price per share as set forth in Section 1 herein (the "Exercise Price")
(such number of shares and the Exercise Price being subject to adjustment as provided herein).
The term "Warrant," as used herein, refers to this Warrant to Purchase Shares of Common Stock, the term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder, and the term "Parties," as used herein, refers collectively to the Holder and the Company.

            TERMS AND CONDITIONS

     This Warrant is subject to the following terms, provisions, and conditions:

     1.     Exercise Price.  The Exercise Price
shall be $------------- per share.

     2.     Manner of Exercise; Issuance of
Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant, together with an exercise agreement in the form attached hereto
(the "Exercise Agreement"), duly completed and executed by the Holder, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other location as the Company may designate by notice to the Holder); and upon (a) the payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company in the amount of the Exercise Price multiplied by the number of Warrant Shares for which the Warrant is being exercised; or (b) after May 31, 1998, if the resale of the Warrant Shares by the Holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the
"Securities Act") pursuant to the terms of Section
12 of this Agreement, delivery to the Company of a written notice of an election to effect a Cashless
Exercise (as defined below) pursuant to the terms of Section 11 of this Agreement.

          The Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Warrant Shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise
Agreement shall have been delivered, and payment shall have been made for such Warrant Shares as set forth above. Certificates for the Warrant
Shares so purchased, representing the aggregate number of shares specified in the Exercise
Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new warrant representing the number of Warrant Shares with respect to which this Warrant shall not then have been exercised.

          Notwithstanding anything in this Warrant to the contrary, in no event shall the Holder be entitled to exercise a number of Warrants (or portions thereof) in excess of the number of Warrants (or portions thereof) upon exercise of which the sum of (a) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Warrants and unconverted portions of the Debentures (as defined in the Securities Purchase Agreement dated April
14, 1997 (the "Securities Purchase Agreement"), by and among the Company, the Holder and certain other investors named therein)) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities
Exchange Act of 1934, as amended, and Regulation
13D-G thereunder, except as otherwise provided in clause (a) of this paragraph.

     3.     Exercise Period.  This Warrant may be
exercised any time after the Issuance Date and before 2:00 p.m., Las Vegas time, on ------------------- (the "Exercise Period").

     4.     Certain Agreements of the Company.
The Company hereby covenants and agrees as follows:

            (a)     Shares to be Fully Paid.  All
     Warrant Shares shall, upon issuance in
     accordance with the terms of this Warrant, be validly issued,fully paid, and non-assessable.

            (b)     Reservation of Shares.  During
     the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant,a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

            (c)     Listing.  Subject to (i) the
     registration for resale of the Warrant Shares pursuant to Section 12 of this Agreement and
     (ii)receipt by the Company of the Exercise
     Agreement,the Company shall secure the
     listing of the Warrant Shares upon each
     national securities exchange or automated quotation system, if any,upon which shares of Common Stock are then listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Warrant Shares; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

           (d)     Certain Actions Prohibited.
     The Company will not, by amendment of its charter or through any reorganization, consolidation, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise privilege of the Holder against any impairment, consistent with the terms and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock above the Exercise
     Price and will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common
     Stock upon the exercise of this Warrant.

           (e)     Successors and Assigns.  This
     Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

          5.     Adjustment Provisions.  During
     the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 5. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

                 (a)     Subdivision or
     Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines
     (by reverse stock split, recapitalization, reorganization,reclassification or otherwise) into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (b)     Adjustment in Number of Shares.
     Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustments and dividing the product so obtained by the adjusted Exercise Price.

          (c)     Consolidation, Merger or Sale.
     In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common
     Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 5 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 5 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

          (d)     Distribution of Assets.  In case
     the Company shall declare or make any
     distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

          (e)     Notice of Adjustment.  Upon the
     occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (f)     Minimum Adjustment of Exercise
     Price. No adjustment of the Exercise Price shall be made in an amount of less than one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than one percent
     (1%) of such Exercise Price.

          (g)     No Fractional Shares.  No
     fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional shares which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise. The term "Market Price" as of any date means (i) the last reported sale price for the Common Stock on the Nasdaq National
     Market ("Nasdaq") on that date as reported by The Wall Street Journal (the "WSJ") or (ii) if Nasdaq is not the principal trading market for the Common Stock, the last reported sale price on the principal trading market for the Common Stock on that date as reported by the WSJ, or (iii) if the market value cannot be calculated as of such date on any of the foregoing bases, the fair market value as reasonably determined in good faith by the board of directors of the Company.

          (h)     Other Notices.  In case at any
     time:

                  (i)    the Company shall declare
           any dividend upon the Common Stock
           payable in shares of stock of any class
           or make any other distribution
           (including dividends or distributions
           payable in cash out of retained
           earnings) to the holders of Common
           Stock;

                  (ii)     the Company shall offer
           for subscription pro rata to the
           holders of Common Stock any additional
           shares of stock of any class or other
           rights;

                 (iii)     there shall be any
           capital reorganization of the Company,
           or reclassification of the Common
           Stock, or consolidation or merger of
           the Company with or into, or sale of
           all or substantially all its assets to,
           another corporation or entity; or

               (iv)     there shall be a voluntary
           or involuntary dissolution, liquidation
           or winding up of the Company; then, in
           each such case, the Company shall give
           to the Holder (a) notice of the date on
           which the books of the Company shall
           close or a record shall be taken for
           determining the holders of Common Stock
           entitled to receive any such dividend,
           distribution, or subscription rights or
           for determining the holders of Common
           Stock entitled to vote in respect of
           any such reorganization,
           reclassification, consolidation,
           merger, sale, dissolution, liquidation
           or winding-up and, (b) in the case of
           any such reorganization,
           reclassification, consolidation,
           merger, sale, dissolution, liquidation
           or winding-up, notice of the date (or,
           if not then known, a reasonable
           approximation thereof by the Company)
           when the same shall take place.  Such
           notice shall also specify the
           approximate date on which the holders
           of Common Stock shall be entitled to
           receive such dividend, distribution, or
           subscription rights or to exchange
           their Common Stock for stock or other
           securities or property deliverable upon
           such reorganization, reclassification,
           consolidation, merger, sale,
           dissolution, liquidation, or winding-
           up, as the case may be.  Such notice
           shall be given at least ten (10) days
           prior to the record date or the date on
           which the Company's books are closed in
           respect thereto.  Failure to give any
           such notice or any defect therein shall
           not affect the validity of the
           proceedings referred to in classes (i),
           (ii), (iii) and (iv) above.

     6.     Payment of Expenses.  The Company and
the Holder shall each be responsible for their own costs and expenses payable in connection with (a) the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith;
and (b) the issuance of certificates for Warrant
Shares upon the exercise of this Warrant.  The
Company shall pay any issuance tax in connection with the issuance of certificates for Warrant
Shares; provided, however, that the Holder shall be responsible for any income or other taxes in connection with such issuance.

     7.     No Rights or Liabilities as a
Stockholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8.     Transfer, Exchange, and Replacement of
Warrant.

            (a)     Restriction on Transfer.  This
     Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the principle executive offices of the Company (or such other office agency of the Company as it may designate by notice to the Holder), provided, however, that any transfer or assignment shall be subject to the conditions set forth in
     Section 8(e).  Until presentation for
     registration of transfer on the books of the Company, the Company may treat the registered
     Holder as the owner and Holder for all
     purposes, and the Company shall not be
     affected by any notice to the contrary.

            (b)     Exchange of Warrants;
     Replacement of Warrants. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares of Common Stock (not to exceed the aggregate total number purchasable hereunder) as shall be reasonably designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon, surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor, in lieu of this Warrant.

            (c)     Cancellation; Payment of
     Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company and the Holder shall each be responsible for their own costs and expenses payable in connection with the preparation, execution, and delivery of new warrants pursuant to this Section 8. The
     Holder shall be responsible for any tax which may be payable in connection with any transfer of a certificate for Warrant Shares.

            (d)     Registrar.  The Company shall
     maintain, at its principal executive offices
     (or such other location as the Company may designate by notice to the Holder), a registrar for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

            (e)     Exercise or Transfer Without
     Registration. No interest in this Warrant and the Warrant Shares may be sold, distributed, assigned, offered, pledged or otherwise transferred, unless (a) there is an effective registration statement under the Securities
     Act and applicable state securities laws covering any such transaction covering such securities, or (b) the Company receives an opinion of legal counsel for the Holder stating that such transaction is exempt from registration and such opinion is in form and substance reasonably satisfactory to the
     Company and from counsel reasonably
     satisfactory to the Company.  A legend
     setting forth or referring to the above
     restrictions shall be placed on any warrant and certificates for Warrant Shares subject to these restrictions and a stop transfer order shall be placed on the books of the Company and with any transfer agents against this Warrant and the Warrant Shares until they may be legally sold or otherwise transferred without restriction. The first
     Holder of this Warrant, by taking and holding the same represents to the Company that such Holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

     9.     Amendments.  No amendment or
modification of this Warrant shall be deemed effective unless and until such amendment or modification is an express writing executed by both of the Parties.

     10.     Governing Law.  This Warrant shall be
governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the body of law controlling conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the courts located in Las Vegas, Nevada, with respect to any dispute arising under this Warrant and the transactions contemplated hereby.

     11.     Cashless Exercise.  Notwithstanding
anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the Holder is not registered on or before May 31, 1998 pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised after May 31, 1998 by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise'). In the event of a Cashless Exercise, in lieu of paying the Exercise
Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant
Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

     12.     Registration Rights.

             (a)     Mandatory Registration.  The
     Company shall prepare, and on or prior to April 30, 1998, file with United States
     Securities and Exchange Commission (the
     "SEC"), a registration statement on Form S-3
     (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities (as defined below)) covering the resale of the Registrable Securities underlying this
     Warrant, which registration statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including
     Rule 416), shall state that such registration statement also covers such indeterminate numbers of additional shares of Common Stock as may become issuable upon conversion of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Exercise Price in accordance with the terms of this Warrant. The Company shall use its best efforts to obtain effectiveness of the registration statement as soon as practicable. For purposes of this Agreement, the term "Registrable Securities" means the Warrant Shares issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

     (b)     Obligations of the Holder.  It shall
     be a condition precedent to the obligations of the Company to complete the registration pursuant to this Warrant with respect to the Registrable Securities of the Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable
     Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable
     Securities and shall execute such documents and otherwise cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the registration statement. At least three
     (3) business days prior to the first
     anticipated filing date of the Registration
     Statement, the Company shall notify the
     Holder of the information the Company
     requires from each such Holder.

     (c)     Expense of the Registration.  All
     reasonable expenses, other than underwriting discounts and commissions, incurred by the Company in connection with registrations, filings or qualifications pursuant to this
     Section 12, including without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

     (d)     Indemnification.  The Holder shall be
     entitled to the same indemnification rights and obligations as provided to Investors (as that term is defined in the Registration
     Agreement (defined herein)) in Section 6 of that certain Registration Rights Agreement
     (the "Registration Agreement") dated April
     14, 1997, by and among the Company, the
     initial Holder and certain other investors parties thereto.

     In Witness Whereof, the Company has caused this Warrant to be signed by its duly authorized officer.

ALTA GOLD CO.,
     a Nevada corporation

By:    ------------------------

       Name:  -----------------

       Title: -----------------

Date:  ------------------------

                   EXERCISE AGREEMENT

To:       Alta Gold Co. (the "Company")

     The undersigned, pursuant to the provisions set forth in the attached Warrant to Purchase
Shares of Common Stock (the "Warrant"), hereby irrevocably elects and agrees to purchase
----------------- shares (the "Exercised Shares") of the Company's common stock ("Common Stock") covered by the Warrant, and makes payment herewith in full therefor at the price per share provided by the Warrant in cash or by certified or official bank check in the amount of, or by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11 of the Warrant) equal to, $-------------. If said number of shares of Common Stock shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash. Please issue a certificate or certificates for the Exercised Shares in the name of and pay any cash for any fractional share to:

Name:   ---------------------------

Signature:  -----------------------

Dated:  ---------------------------

Address:  -------------------------
          -------------------------
          -------------------------
          -------------------------

Note: The above signature should correspond exactly with the name on the face of the Warrant.

                    ASSIGNMENT

     For Value Received, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant to Purchase Shares of Common Stock (the "Warrant"), with respect to the number of shares of common stock of Alta Gold Co. (the "Company") covered thereby set forth hereinbelow, to:

Name of Assignee    Address    No. of Shares
----------------    -------    -------------





and hereby irrevocably constitutes and appoints
------------------------ as agent and
attorney-in-fact to transfer the Warrant on the books of the Company, with full power of substitution in the premises, subject to Section 8 of the Warrant.

Dated:  -------------------------

Signature:  ---------------------

Name:  --------------------------

Title:  -------------------------

Address:  -----------------------
          -----------------------
          -----------------------

Note: The above signature should correspond exactly with the name on the face of the Warrant.

                    EXHIBIT B

     FIRST AMENDMENT TO CONVERTIBLE DEBENTURE

     This First Amendment to Convertible Debenture
(this "First Amendment") is made and entered as of this 11th day of November, 1997 (the "Effective
Date"), by and between Alta Gold Co., a Nevada corporation (the "Company"), and ----------------,
("Holder") (collectively the "Parties").

R E C I T A L S

     Whereas, on April 14, 1997, the Company
issued and sold to Holder a convertible debenture of the Company (the "Convertible Debenture") in the original principal amount of Four Million
Dollars ($4,000,000.00 (U.S.)), convertible into shares of the Company's common stock, par value
$.001 per share.

     Whereas, the Parties desire to enter into this First Amendment for the purposes of extending the maturity date of the Convertible
Debenture from April 14, 1999 to April 14, 2000;
and

     Whereas, concurrently herewith, the Parties will enter into a Master Agreement, to memorialize the mutual intent of the Parties;

     Now, Therefore, in consideration of the
foregoing recitals and of the mutual covenants, conditions, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby covenant and agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth, and the Parties further agree as follows:

     1.     Amendment.  The first sentence of the
first paragraph of the Convertible Debenture which currently reads as follows:

     FOR VALUE RECEIVED, ALTA GOLD CO., a Nevada corporation (hereinafter called the
     "Borrower") hereby promises to pay to the order of -------------------- or registered assigns (the "Holder") the sum of
     ------------------------------, on April 14,
     1999, and to pay interest on the unpaid
     principal balance hereof at the rate of four percent (4%) per annum from April 14, 1997
     (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.

is hereby amended and replaced in its entirety with the following:

     FOR VALUE RECEIVED, ALTA GOLD CO., a Nevada corporation (hereinafter called the
     "Borrower") hereby promises to pay to the order of -------------------- or registered assigns (the "Holder") the sum of
     -----------------, on April 14, 2000, and to
     pay interest on the unpaid principal balance hereof at the rate of four percent (4%) per annum from April 14, 1997 (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.

     2.     Interpretation.  In the event that
there is a conflict between any of the provisions of this First Amendment and any of the provisions of the Convertible Debenture, the provisions of this First Amendment shall control.

     3.     Remaining Terms and Conditions.
Except as expressly amended or modified by this First Amendment, all of the terms and conditions of the Convertible Debenture shall remain unchanged and in full force and effect.

     4.     Counterparts.  This Amendment may be
executed in two or more counterparts and shall be deemed to have become effective when and only when both Parties have executed this Amendment, although it shall not be necessary that any single counterpart be signed by or on behalf of each of the Parties, and all such counterparts shall be deemed to constitute but one and the same instrument. This Amendment, once executed by a Party, may be delivered to the other Party hereto by facsimile transmission of a copy of this Amendment bearing the signature of the Party so delivering this Amendment.

     In Witness Whereof, the Parties have executed this First Amendment as of the Effective Date.

ALTA GOLD CO.,
     a Nevada corporation

      ----------------------
By:   Robert N. Pratt
Its:  Chief Executive Officer and
      Chairman of the Board

HOLDER

By:   -----------------------

Its:  -----------------------